UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 (November 8, 2022)
Date of Report (Date of earliest event reported)

PLAYAGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38357	46-3698600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6775 S. Edmond St., Ste #300
Las Vegas, Nevada 89118
(Address of principal executive offices) (Zip Code)

(702) 722-6700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02. Results of Operations and Financial Condition.

On November 8, 2022, the Company issued a press release announcing its results of operations for the third quarter ended September 30, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The results of operations information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

Due to an administrative error, the Consent of Independent Registered Public Accounting Firm dated March 10, 2022 and filed as exhibit 23.1 to the Company’s Form 10-K for the year ended December 31, 2021 filed on March 10, 2022, (the “2021 Form 10-K”) was incorrect. The correct Consent of Independent Registered Public Accounting Firm dated November 8, 2022, referencing the Company’s Registration Statements on Form S-3 (No. 333-257677) and Form S-8 (Nos. 333-222740, 333-249929 and 333-266224) (the “Consent”), is attached to this report as Exhibit 23.1 and hereby filed with the Securities and Exchange Commission.  The Consent corrects the administrative error and does not change any previously reported financial results of operations or any other disclosures contained in the 2021 Form 10-K or any other public reports of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Press Release dated November 8, 2022, issued by the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PlayAGS, INC.

November 8, 2022	By:	/s/ Kimo Akiona
Kimo Akiona
Chief Financial Officer, Chief Accounting Officer and Treasurer, (Principal Financial and Accounting Officer)